Offerings - Offering: 1	Nov. 13, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 590,916.81
Fee Rate	0.01381%
Amount of Registration Fee	$ 81.61
Offering Note	Transaction Valuation is calculated as the aggregate book value of 126,534.648 shares in the offer, based on the Net Asset Value Per Share price of $4.67 as of October 31, 2025. Amount of Filing Fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation.